Annual Meeting of Shareholders

June 18, 2025

Embassy Bancorp, Inc.

Caution on Forward Looking Statements

This presentation may contain forward-looking statements, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Embassy Bancorp, Inc.'s ("Company") operations and policies and regarding general economic conditions. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions that, by their nature, are not susceptible to accurate forecast, and are subject to significant uncertainty.

Such forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "intends", "will", "should", "anticipates", or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy.

No assurance can be given that the future results covered by forward-looking statements will be achieved. Such statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors that could impact the Company's operating results include, but are not limited to, (i) the effects of changing economic conditions in the Company's market areas and nationally, (ii) credit risks of commercial, real estate, consumer and other lending activities, (iii) significant changes in interest rates and related deposit flows, (iv) changes in federal and state banking laws and regulations which could impact the Company's operations including policies of the U.S. Department of Treasury and Federal Reserve system, (v) changes in accounting policies or procedures as may be required by FASB or regulatory agencies, (vi) geopolitical events in the Ukraine and Russia, (vii) adverse developments in the financial industry generally, such as the recent bank failures and related responsive measures to manage such developments, and (viii) other external developments which could materially affect the Company's business and operations, as well as the risks described in the Company's Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC.

Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While the Company believes these third-party sources to be reliable as of the date of this presentation, the Company has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources.

2

EMBASSY BANCORP, INC.

Board

of Directors

Frank "Chip" Banko III

Geoffrey F. Boyer

John G. Englesson

Bernard M. Lesavoy

David M. Lobach, Jr.

Chairman

John C. Pittman

Patti Gates Smith

John T. Yurconic

3

Embassy Bancorp, Inc.

Leadership Team

David M. Lobach, Jr.

Judith A. Hunsicker

Diane M. Cunningham

Lynne M. Neel

Mark A. Casciano

Michael B. Macy

Jeffrey C. Skumin

Brandi L. Stefanov

Jennifer A. Tropeano

4

Embassy Bancorp, Inc.

Business

of the Meeting

5 David M. Lobach, Jr. Judith A. Hunsicker

Embassy Bancorp, Inc.

Business

of the Meeting

6

Determination

of a Quorum

Business

of the Meeting

7

Proposal #1

To elect four Class 3 Directors of the Company for a term of 3 years:

•Bernard M. Lesavoy

•David M. Lobach, Jr., Chairman

•John C. Pittman

•John T. Yurconic

Business

of the Meeting

8

Proposal #2

To approve an advisory, non-binding resolution regarding executive compensation.

Proposal #3

To approve an advisory, non-binding proposal on the frequency of future advisory votes regarding executive compensation.

Business

of the Meeting

9

Proposal #4

To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2025.

Proposal #5

A non-binding shareholder proposal, if properly presented at the meeting

Business

of the Meeting

10

The Polls are

Now Closed

Team

Community

Customer

- Lynne Neel

11

12 Figures as of 3/31/2025

10

Branch

Offices

114

Dedicated Team

Members

23

Years Serving Lehigh Valley

29,439

Satisfied

Customers

28,662

29,240

29,493

2023

2024

Apr-25

13,206

15,160

15,824

3,495

3,954

4,117

2023

2024

Apr-25

Retail

Business

Total Customer

Relationships

Digital Bank

Users

Excellence in Banking

Bauer Financial, Inc.

5-Star Rating

Who’s Who in Business Lehigh Valley

Bauer Financial, Inc.

winner 2022, 2023, 2024, 2025

Morning Call Readers’ Choice

Best Bank 10 Years in a row American Banker American Banker Magazine

45th of Top 100 Readers’ 2024 Choice the morning Call who’s 2025 Who in Business Lehigh Valley

14

Community

Engagement & Recognition

1.1M

donated to local charities and organizations annually

14M

of support to Lehigh Valley agencies since 2001

192

organizations served in 2024

46

community event

participation

in 2024

Honoring Tradition

Title Sponsor of Patriotic Holidays at SteelStacks since 2011 15

5-Year Growth Trends

($millions)

16 *Does not include Paycheck Protection Program “PPP” loans

$1,442

$1,633

$1,640

$1,656

$1,704

$1,754

2020

2021

2022

2023

2024

1Q2025

$1,232

$1,467

$1,521

$1,476

$1,553

$1,612

2020

2021

2022

2023

2024

1Q2025

$1,090

$1,108

$1,208

$1,254

$1,268

$1,272

2020

2021

2022

2023

2024

1Q2025

Assets

Deposits

Loans*

10-Year Growth Trends

($millions)

17 *Does not include PPP loans

$690

$799

$858

$957

$1,013

$1,090

$1,108

$1,208

$1,254

$1,268

$1,272

$660

$833

$901

$932

$1,032

$1,232

$1,467

$1,521

$1,476

$1,553

$1,612

2015

2016

2017

2018

2019

2020

2021

2022

2023

2024

1Q2025  Total Loans* Total Deposits

Branches

Deposits

Cost of Funds

- Diane Cunningham 18

10 Lehigh Valley Offices

8 Offices Over $100 Million

No Staff Reduction / Layoffs

No Branch Closings / Consolidation

Organically Grown

Efficiently Operated 19

Other banks cut branches. We grow them. Embassy Bank for the lehigh valley

Average Branch Size

$157,124

$160,390

June 2024

March 2025

Embassy Bank 2024 – 1Q25

($000’s)  20

Source: FDIC Summary of Depos its Statis tics Lehigh and Northampton Counties and internal records .

2024 Peer Comparison

($000’s , as of June 2024)

$157,124

$118,287

Embassy Bank

Peers

Embassy Flagship Office & Central

Operations

• Opened November 6 , 2001

• $416,318,000 of depos its as of

June 30 , 2024

• Larges t bank branch, by depos its ,

in Northampton County, PA

100 Gateway Drive 21

Deposits

$1,232

$1,467

$1,521

$1,476

$1,553

$1,612

2020

2021

2022

2023

2024

1Q2025 ($millions) +31% 22

Deposits – 1Q25 Growth

Core Deposit Generation

Proactive Engagement

Capturing Market Opportunities

Loyalty Fostered by Trust

Key Drivers of Growth

$1,553

$1,612

2024 +4% 1Q2025

New Account Activity

(9,108 Accounts)

Checking & Savings

69%

CD

31%

Deposit Composition

(% of Total Deposits) As of year-end 2024

Checking38%

CD47%  Savings15% 24

Top 10 Commercial Banks by Deposit Market Share

Lehigh and Northampton Counties as of June 30, 2024

Rank

Institution Name

Total Active Branches

Total Deposits ($000)

Deposit Market Share (%)

YoY Change in Branches

YoY Deposit Growth (%)

1

Wells Fargo Bank NA

22

3,539,593

19.95

(2)

-4%

2

Truist Bank

17

2,251,878

12.69

(1)

-1%

3

Fulton Bank NA

13

1,647,979

9.29

(1)

5%

4

Embassy Bank for the Lehigh Valley

10

1,571,240

8.86

0

4%

5

PNC Bank NA

11

1,377,711

7.76

(1)

-2%

6

Bank of America NA

7

1,206,704

6. 80

0

-3%

7

TD Bank NA

7

928,120

5.23

0

0%

8

American Bank

1

736,406

4.15

0

8%

9

Santander Bank NA

7

697,372

3.93

0

2%

10

New Tripoli Bank

3

562,188

3.17

0

2%   Source: S & P Global Marketplace Peer Analytics  25

0.27% 0.54% 0.29% Cost of Funds

1.22%

1.86%

2020

2021

2022

2023

2024

Annual Trends

2025 Quarterly Trends

1.71%

1.86%

1.98%

1.91%

1.80%

1Q2024

2Q2024

3Q2024

4Q2024

1Q2025 26

5-Year History

27

Figures based on Median Values, banks with assets of $100M to $5B.

Source: S&P Global Market Intelligence/Velligan -Blaxall Consultants, LLC.

Benchmark: Stock banks across the U.S.. Peer Group: Banks headquartered in PA .

0

0.5

1

1.5

2

2020

2021

2022

2023

2024

1Q2025

Embassy

PA Peers

N'tl Benchmark

1.86%

2.15%

2.18% 2024

1Q2025 Cost of Funds  1.80%

2.09%

2.11%

Embassy

Net Interest Margin

Asset Quality

Liquidity

- Judy Hunsicker 28

Loan Yield Trends

4.28%

4.14%

4.14%

4.43%

4.81%

4.99%

Commercial*

3.64%

3.35%

3.30%

3.60%

3.92%

4.09%

Consumer

3.91%

3.69%

3.65%

3.96%

4.32%

4.48%

Total* 2020 2021 2022 2023 2024  2020 2021 2022 2023 2024 2020 2021 2022 2023 2024 29

Available for Sale

Securities Yield

2.02%

1.78%

1.90%

1.97%

2.23%

2.46%

2020

2021

2022

2023

2024

1Q2025 30

44,329

$47,506

$50,385

$57,157

$64,971

2020

2021

2022

2023

2024

($000’s)

$15,097

$16,938

1Q 2024Interest Income

Annual Trends

Quarterly Trend 31

1Q 2025

Interest Expense

$6,413

$4,012

$4,103

$18,118

$28,787

2020

2021

2022

2023

2024

$6,378

$7,110

1Q 2024

1Q 2025

Annual Trends

Quarterly Trend 32

Net Interest Income

$37,916

$43,494

$46,282

$39,039

$36,184

2020

2021

2022

2023

2024

$8,719

$9,828

1Q 2024

1Q 2025

Annual Trends

Quarterly Trend 33

Net Interest Margin*

Quarterly Trends

*Tax Equivalent

2.20%

2.16%

2.21%

2.28%

2.34%

1Q2024

2Q2024

3Q2024

4Q2024

1Q2025 34

Loans*

$1,090

$1,108

$1,208

$1,254

$1,268

$1,272

2020

2021

2022

2023

2024

1Q2025 35 *PPP loans not included

Loan Composition1Q2025 Commercial 48% Consumer & Mortgage 52%

Commercial Lending

2024 New Loan Volume

186 Loans $78M

2024 Average New Loan Size

$419,355

$512,541

$488,678

$563,581

$589,825

$598,534

$604,575

2020

2021

2022

2023

2024

1Q2025

Commercial Loans Outstanding*

($000’s) 36 *PPP loans not included

Commercial Lending Composition

CRE Loans32%

Non-CRE Loans68%

1Q2025 Commercial

Real Estate (CRE)*

Construction & Land Dev. 6%

Multifamily Res. 27%

Non-Farm/Non-Res Owner Occupied 22%

Non-Farm/Non-Res Non-Owner Occupied 43% 37 *As a percent of total loans

Consumer & Mortgage Lending

2024 New Loan Volume

705 Loans $121M

2024 Average New Loan Size

$171,461

$577,077

$619,336

$644,757

$663,692

$669,200

$667,668

2020

2021

2022

2023

2024

1Q2025

Consumer & Mortgage Loans Outstanding

($000’s) 38

2024 Residential Mortgage Loans Originated

Lehigh and Northampton Counties

Amount & Number of Loans

39 Source: S & P Global Market Intelligence – Res idential and Commercial Analytic s

(Private Party Lenders excluded from above comparison)

$187.1 M

$156.1 M

$123.9 M

$96.5 M

$91.6 M

$88.6 M

$81.2 M

$80.5 M

$73.8 M

$64.8 M

CrossCountryMortgage, LLC(Cleveland, OH)

Rocket Mortgage, LLC(Detroit, MI)

Embassy Bancorp,Inc. (Bethlehem, PA)

First CommonwealthFederal Credit Union(Allentown, PA)

Prosperity HomeMortgage, LLC(Fairfax, VA)

Newrez LLC (FortWashington, PA)

NVR MortgageFinance, Inc. (Reston,VA)

UWM HoldingsCorporation (Pontiac,MI)

Mortgage America,Inc. (Whitehall, PA)

CMG Home Loans

776 39

747

709

701

571

344

305

286

258

252

Rocket Mortgage, LLC(Detroit, MI)

First CommonwealthFederal Credit Union(Allentown, PA)

Embassy Bancorp,Inc. (Bethlehem, PA)

CrossCountryMortgage, LLC(Cleveland, OH)

People First FederalCredit Union(Allentown, PA)

The PNC FinancialServices Group, Inc.(Pittsburgh, PA)

Newrez LLC (FortWashington, PA)

Prosperity HomeMortgage, LLC(Fairfax, VA)

Mortgage America,Inc. (Whitehall, PA)

UWM HoldingsCorporation (Pontiac,MI)

Non-Current Loans to Total Loans

Peer Comparison*

Number of

Bank-Owned Properties

0.04%

0.35%

0.46%

2024 1Q2025

2024 1Q2025

2024 1Q2025

0.72%

0.46%

0.04%

Nat’l Benchmark

PA Peers

12/31/24 & 3/31/25

ZERO

*Figures based on Median Values, banks with assets of $100M to $5B.

Source: S&P Global Market Intelligence/Velligan -Blaxall Consultants, LLC.

Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA .

Embassy Bank

Securities Available

for Sale*

($000’s)

$130,940

$310,264

$316,992

$276,060

$280,828

$327,011

2020

2021

2022

2023

2024

1Q2025

*Embassy Bancorp classifies its entire securities portfolio as available for sale.

$(2,937)

$1,194

$51,107

$43,700

$50,635

$47,880

2020

2021

2022

2023

2024

1Q2025 Accumulated Other Comprehensive (Gain) Loss

($000’s) 41

Portfolio Effective Duration

(in Years)

*Figures based on Median Values, banks with assets of $100M to $5B.

Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC.

Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

3.12

5.56

6.30

7.10

5.60

5.52

2020

2021

2022

2023

2024

1Q2025

16%

17%

19%

Embassy Bank

NationalBenchmark

PA Peer Group

Securities to Total Assets

2024 Peer Comparison 42

$225M

Cash, Cash Equivalents & Unpledged Securities

43 *FHLB Advance of $15.6 Million repaid 01/02/2025.

$913M

Total Liquidity as of

12/31/2024

$688M

Available Borrowing Facilities*

No Brokered Deposits 43

Efficiency

Income

Return

Shareholder Value

- Dave Lobach 44

2024 Efficiency

1.36%

1.96%

1.84%

Embassy Bank

NationalBenchmark

PA Peer Group

Net

Overhead Ratio

Figures based on Median Values, banks with assets of $100M to $5B.

Source: S&P Global Market Intelligence/Velligan -Blaxall Consultants, LLC.

Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA .

Revenue

Per Employee ($000’s)

$118.08

$74.88

$66.94

Embassy Bank

NationalBenchmark

PA Peer Group

0.83%

1.42%

1.33%

Embassy Bank

NationalBenchmark

PA Peer Group

Salary Expense

to Average Assets 45

2024 Efficiency

Figures based on Median Values, banks with assets of $100M to $5B.

Source: S&P Global Market Intelligence/Velligan -Blaxall Consultants, LLC.

Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA .

$15,221

$7,101

$7,111

Embassy Bank

NationalBenchmark

PA Peer Group

$13,872

$6,005

$5,906

Embassy Bank

NationalBenchmark

PA Peer Group

$11,325

$4,647

$4,959

Embassy Bank

NationalBenchmark

PA Peer Group

Assets Per Employee Deposits Per Employee

Loans Per Employee

($000’s)

($000’s)

($000’s) 46

2024 Performance Benchmark Data

47

Figures based on Median Values, banks with assets of $100M to $5B.

Source: S&P Global Market Intelligence/Velligan -Blaxall Consultants, LLC.

Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

Embassy Bank

PA Peer Group

Nat'l Benchmark

Embassy Outperforms

Net Interest Margin (FTE) (%)

2.21

3.00

3.40

Cost of Funds (%)

1.86

2.18

2.15

Net Overhead (%)

1.36

1.84

1.96

Efficiency Ratio (%)

66.79

69.62

66.97

Assets per Employee ($000)

15,221

7,111

7,101

Nonperforming Assets to Total Assets (%)

0.14

0.43

0.30

Noncurrent Loans to Total Loans (%)

0.04

0.46

0.35

Return on Average Assets (%)

0.64

0.74

0.88

Return on Average Equity (%)

10.27

9.00

9.19

Non-Interest Income

($000’s)

Non-Interest Expense

$2,445

$2,400

$2,343

$2,629

$3,185

2020

2021

2022

2023

2024

$22,110

$24,127

$25,737

$26,391

$27,293

2020

2021

2022

2023

2024 48

17,554

$12,656

$10,440

$1,064

$2,211

$148

2020

2021

2022

2023

2024

Non-PPP Income

PPP Income 17,554

$12,656

$10,440

$1,064

$2,211

$148

2020

2021

2022

2023

2024

Non-PPP Income

PPP Income

Net Income

Annual Trends

($000’s) 49

Net Income

Quarterly Trends

($000’s)

$2,536

$2,492

$2,714

$2,698

$2,887

1Q2024

2Q2024

3Q2024

4Q2024

1Q2025 50

1Q2025 Return on Average Shareholder Equity


11.08%
9.43%
9.39%
Embassy Bank
PA Peer Group
National Benchmark

1Q2025 Return on Average Assets


0.69%
0.80%
0.94%
Embassy Bank
PA Peer Group
National Benchmark

Figures based on Median Values, banks with assets of $100M to $5B.
Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC.
Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

51

EMBASSY BANCORP, INC.

Book Value

per Share

52

8.67%

Compounded Annual

Growth Rate (2002-2024)

522.83%

Overall Growth Rate

(2002-2024)

One-Year Price Return

5/31/2024 – 5/30/2025

Source: Standard Poors Capital IQ Pro as of May 30, 2025

26.25%

16.11%

15.67%

14.21%

12.02%

11.64%

10.26%

9.26%

-0.19%

S&P BanksMid-Atlantic

S&PUSSmallCapBanks

EMYB

NASDAQ

S&P 500

Russell 3000

S&P USMidCap Banks

DJIA

Russell 2000 53

Annual Dividend Announcement

54 Shareholders of record as of 06/27/2025

Payable 07/15/2025

$0.17

$0.20

$0.22

$0.30

$0.35

$0.40

$0.42

$0.48

2018

2019

2020

2021

2022

2023

2024

2025

Thank You 55

Closing Items

Questions

& Answers

Results

of Voting

Conclusion of Meeting 56